Other Income and Expenses, Net - Other Income and Expenses, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Other Income and Expenses [Abstract]
Research and development funding	$ 52	$ 65	$ 94
Phase-out and start-up costs	(1)	(8)	(2)
Exchange gain, net	4	4	5
Patent costs	(8)	(9)	(5)
Gain on sale of businesses and non-current assets	8	4	2
Other, net	(2)	(1)	5
Total	$ 53	$ 55	$ 99